Exhibit 99.38

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-B

KEY PERFORMANCE FACTORS
February 29, 2000



Expected B Maturity 3/16/2009


Blended Coupon 5.9788%


Excess Protection Level
3 Month Average   5.44%
February, 2000   6.15%
January, 2000   5.37%
December, 1999   4.80%


Cash Yield18.80%


Investor Charge Offs 4.75%


Base Rate 7.90%


Over 30 Day Delinquency 5.01%


Seller's Interest 9.54%


Total Payment Rate14.30%


Total Principal Balance$48,263,301,515.80


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,604,500,997.31